UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2026

FortuneX Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43307	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 Avenue of the Americas, 3rd Fl. New York, NY 10036	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 612-1400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Units, each consisting of one ordinary share, and one-half of one warrant	FXACU	The Nasdaq Stock Market LLC
Ordinary shares, par value $0.0001	FXAC	The Nasdaq Stock Market LLC
Warrants, each exercisable for one ordinary share at an exercise price of $11.50 per share	FXACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On July 1, 2026, FortuneX Acquisition Corporation (the “Company”) entered into Amendment No. 1 to the Underwriting Agreement (the “Amendment”) dated May 21, 2026 (the “Underwriting Agreement “) among the Company, Polaris Advisory Partners, LLC, a division of Kingswood Capital Partners LLC, as representative of the several underwriters (the “Representative”), and Kingswood Capital Partners LLC.

The Amendment revises certain terms of the Underwriting Agreement related to the Company’s initial public offering, including provisions regarding the “Firm Units” and “Option Units”, the deferred underwriting discount, the private placement units and related proceeds, administrative services and offering expenses, the Representative's right of first refusal, and acknowledgements regarding the trust account.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Amendment No. 1 to Underwriting Agreement, dated July 1, 2026, by and among FortuneX Acquisition Corporation, Polaris Advisory Partners, LLC (as representative of the underwriters), and Kingswood Capital Partners LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FortuneX Acquisition Corporation

Date: July 6, 2026	By:	/s/ Daniel M. McCabe
	Name:	Daniel M. McCabe
	Title:	Chief Executive Officer

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